GENERAL PARTNERS' PAYMENT CERTIFICATE
	                        (First Installment)

	Certificate, dated as of January 14, 1998 (this
"Certificate"), of D & B VENTURES II, LLC, a Connecticut limited liability company and HIGH NOON ASSOCIATES LLC, a Connecticut limited liability company (collectively, the "General Partners").

	This Certificate is delivered pursuant to the provisions of
Section 5.1 of the Agreement of Limited Partnership dated as of January 14, 1998 (the "Partnership Agreement") of Sumner House
Limited Partnership, a Connecticut limited partnership (the
"Partnership").

	The undersigned hereby certify that:

		(i)	The General Partners have satisfied and
continue to satisfy all of their material obligations under the Partnership Agreement.

		(ii)	The covenants, representations and warranties
set forth in Sections 6.5 and 6.6 of the Partnership
Agreement are true and correct as of the date hereof.

		(iii)	The Partnership is not in default under any
of the Project Documents or any other material obligation of the Partnership.

		(iv)	The covenants, representations and warranties
set forth in the Tax Certificate issued by the General
Partners to Boston Capital Tax Credit Fund IV L.P., a
Delaware limited partnership and dated as of January
14, 1998 are correct as of the date hereof in all material respects.

		(v)	The facts and representations set forth in
the Fact Sheet attached hereto as Exhibit A are true and correct as of the date hereof.

		(vi)	Each of the conditions precedent to the
payment of the First Installment (as such term is defined in the Partnership Agreement) has been satisfied as of the date hereof.

	IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the day and year set forth above.

GENERAL PARTNERS:             D & B VENTURES II, LLC, a Connecticut
                              limited liability company

                              By:	/s/Edward A. Demko
	                                 Edward A. Demko, Member

                              HIGH NOON ASSOCIATES LLC, a
                              Connecticut limited liability company

                              By:	/s/Stuart A. Epstein
                                  Stuart A. Epstein, Member

                                                                   Exhibit A
                                 FACT SHEET

                     	SUMNER HOUSE LIMITED PARTNERSHIP

	1.	Sources and Uses of Funds

       SOURCES OF FUNDS                       APPLICATIONS OF FUNDS

Financing #1      $1,150,000      Land and Building        $495,000

Investment Limited                Construction Hard
Partner Capital   $2,010,966      Costs                  $1,982,000

General Partner                   Construction Soft
Capital                 $100      Costs                    $402,066

Deferred                          Construction
Development Fee           $0      Contingency               $50,000

                                  Development Fee          $232,000

TOTAL              $3,161,066     TOTAL                  $3,161,066

	2.	Financing

    Construction

A.	Lender:                         Boston Capital Mortgage Company

B.	Mortgage Amount:                $1,400,000

C.	Note Date:                      January, 1998

D.	Interest Rate:                  Treasuries plus 210 bp

E.	Amortization:                   None

F.	Maturity Date:                  12 month term

G.	Guarantors:                     Edward Demko, Robert
                                   Epstein, Stuart Epstein

Permanent

A.	Lender:                         Boston Capital Mortgage Company

B.	Mortgage Amount:                $1,150,000

C.	Note Date:                      To be determined

D.	Interest Rate:                  Treasuries plus 210 bp

E.	Amortization:                   30 years

F.	Maturity Date:                  18 years from Permanent
                                   Mortgage Commencement

G.	Guarantors:                     Edward Demko, Robert
                                   Epstein, Stuart Epstein (for
                                   nonrecourse carve-outs only)

	3.	Eligible Basis:		              $2,578,741

	4.	Qualified Basis:		             $3,352,363
		  (130% of Eligible Basis)

	5.	GP Capital Contribution:	      $100

	6.	Type of Credit:		              9%, Rehabilitation

	7.	Rent-up Schedule:

  		33% by June 30, 1998;
		  66% by July 31, 1998; and
		  100% by August 31, 1998;

	8.	Projected Credit to the
  		Investment Partnership:

 		 A. $94,220 for 1998,
		  B.	$281,254 per annum for each of the years 1999
       through 2007 (inclusive), and
		  C.	$187,034 for 2008.

	9.	Total Projected Credit:

		  A.	$94,220 for 1998,
		  B.	$281,254 per annum for each of the years 1999
       through 2007 (inclusive), and
		  C.	$187,034 for 2008.

	10.	Tax Credit Application:

    A. Reservation Date:              June 5, 1997

    B.	Reservation Amount:            $281,254/year

    C.	Carryover Allocation Date:     December 30, 1997

    D.	Carryover Allocation Amount:   $281,254/year

    E.	Tax Credit Rate on 8609:       To be determined

	11.	Apartment Complex:

    A.	Name:                          Sumner House

    B.	Address:                       57 Sumner Street
                                      Hartford, CT

    C.	County:                        Hartford County

    D.	MSA:                           Hartford

    E.	Type of Project:               Elderly

	12.	Median Income:			                $58,900 (Family of Four, 1997)

	13.	Kind of Apartments:

Number of       Number of         Total          Basic         Utility
Bedrooms         Units            Sq. Ft.        Rent         Allowance

Studio            18             490/unit      $188/month        $55

1BR                2             675/unit      $202/month        $58

1BR               27             675/unit      $450/month        $58

2BR               32             930/unit      $550/month        $78

	14.	Rental Assistance:			              N/A

	15.	Annual Operating Expense:		        $237,125 (plus 3% annual
		   (beginning 1998)			                inflation)

	16.	Replacement Reserve Account:	      $15,800/year
		   (beginning 1998)

	17.	Maximum Yearly Distribution of
   		Cash Flow permitted:		              N/A

	18.	Amount of Asset Management Fee
   		to Boston Capital:			               $5,000/year
		   (commencing 1998, prorated for
		   initial year)

	19.	Amount of Total Depreciable Base
   		Allocated to Personal Property:	    $58,155

	20.	Completion Date:			                 June 30, 1998 (anticipated)

	21.	Total Capital Contribution of
		   Investment Partnership:		           $2,010,966

	22.	Schedule of Capital Contributions

Amount          Installment           Conditions on Capital Contributions

$1,508,361       First          on the latest of (A) the Admission Date, (B)
                                the closing of the Construction Loan, (C) the Permanent Loan Commitment Date, (D) Tax
                                Credit Set-Aside or (E) the Construction
                                Permitting Date

  $276,508       Second         on the latest of (A) the Completion Date, (B)
                                Cost Certification, (C) receipt by the
                                Investment Limited Partner of evidence that all materials required to achieve State
                                Designation have been submitted to the Credit
                                Agency and all other applicable Agencies, (D) receipt of an updated Title Policy in form and substance satisfactory to the Special
                                Limited Partner, which policy in no event shall contain a survey exception, (E) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter or (F) receipt by the Investment Limited Partner of an Estoppel
                                Letter from each Lender

$201,097        Third           on the later of (A) the Initial 100%
                                Occupancy Date,  (B) Permanent Mortgage
                                Commencement, (C) State Designation or (D)
                                Rental Achievement

 $25,000        Fourth          upon the receipt by the Investment Limited
                                Partner of a copy of the properly filed
                                Partnership federal income tax return and an audited Partnership financial statement for the year in which Rental Achievement occurs

	23.	Fees and Special Distributions to be paid from Capital Contributions:

		   It is anticipated that the entire Development Fee shall be paid from Capital Contributions.

	24.	General Partners:	  D & B Ventures II, LLC   	High Noon Associates LLC

     Contact:            Edward A. Demko           Stuart A. Epstein

Address:                 9 Woodhaven Drive         43 High Noon Road
                         Simsbury, CT 06070        Weston, CT 06887

Telephone:              (860) 651-3976             (203) 227-9089

Fax:                    (860) 651-9281             (203) 227-4369

	25.	Ownership Interests:

Partner                  Normal         Capital           Cash        Tax
                        Operations    Transactions        Flow      Credits

General Partners           1%            80%               80%         0%

Investment Limited        99%            19.999%           20%       100%
Partner

Special Limited            0%              .001%            0%         0%
Partner

	26.	Management Agent:			                    Chase Management, Inc.

     Contact:                                Christine M. Nassau

     Address:                                887 Asylum Avenue
                                             Hartford, CT 06105

     Telephone:                              (860) 247-3020

     Fax:                                    (860) 525-0524

     Amount of Fee:                          5% of collected rents

	27.	Builder:		                            		D & B Building Corporation, a
                                             Texas corporation

     Builder's Profit:                       $128,225

     Builder's Overhead:                     $42,775

	28.	Tax Return Preparer/Auditor:	           Kostin, Ruffkess &
                                             Company, LLC

     Address:                                345 North Main Street
                                             West Hartford, CT  06117

     Telephone:                              (860) 236-1975

	29.	Partnership Federal ID Number:	         06-1497496

	30.	Operating Deficit Guarantees:	Maximum of $250,000 for
     three (3) years after Rental
     Achievement

	31.	Building Breakdown:

     BIN           # of Units

    To be             79
 determined
                     ___

   TOTAL              79